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                                 UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)OF THE
                         SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported):  January 22, 2002


                            LUCENT TECHNOLOGIES INC.
               (Exact name of registrant as specified in charter)

                                     Delaware
                 (State or other jurisdiction of incorporation)


                   1-11639                                    22-3408857
   (Commission File Number)                    (IRS Employer Identification No.)


600 Mountain Avenue, Murray Hill, New Jersey                   07974
(Address of principal executive offices)                     (Zip Code)


                                   (908) 582-8500
                           (Registrant's telephone number)





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Item 9.  Regulation FD Disclosure.

  On January 22, 2002, the registrant issued the press release attached as
Exhibit 99.1 reporting its earnings for its first fiscal quarter of 2002. On January 22, 2002 the registrant made available the slides attached hereto as
Exhibit 99.2 in a webcast of its quarterly earnings conference call on January 22, 2002.

Exhibits:

Exhibit 99.1 Press Release dated January 22, 2002 reporting earnings for the registrant's first fiscal quarter.
Exhibit 99.2 Slides made available in a webcast of registrant's quarterly earnings conference call on January 22, 2002.

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                                     SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LUCENT TECHNOLOGIES INC.

                                   By : /s/ John A. Kritzmacher
                                        ________________________
                                   Name : John A. Kritzmacher
                                   Title : Senior Vice President and
                                           Corporate Controller

Dated:  January 22, 2002

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                               EXHIBIT INDEX

Exhibit 99.1 Press Release dated January 22, 2002, reporting earnings for the registrant's first fiscal quarter.
Exhibit 99.2 Slides made available in a webcast of registrant's quarterly earnings conference call on January 22, 2002.